UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2017

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer NO.)

24025 Park Sorrento, Suite 410, CA 91302

(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197

(Issuer’s telephone/facsimile numbers, including area code)

Item 4.01 Changes in Registrant’s Certifying Accountants

(a) Dismissal of Independent Registered Public Accountant

On April 12, 2017, Kabani and Company, Inc. (“Kabani”) was dismissed as the independent registered public accounting firm of NetSol Technologies, Inc. (the “Company”). The Audit Committee and Board of Directors of the Company approved Kabani’s dismissal.

The reports of Kabani on the financial statements of the Company as of and for the fiscal years ended June 30, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the Company’s fiscal years ended June 30, 2016 and 2015, and through April 12, 2017, the date of the dismissal of Kabani, (i) there were no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Kabani’s satisfaction, would have caused Kabani to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such years, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S−K.

The Company has provided Kabani with a copy of the foregoing disclosure and requested that Kabani furnish the Company with a letter addressed to the SEC stating whether it agrees with such disclosure. A copy of Kabani’s letter is attached hereto as Exhibit 16.1.

(b) Newly Appointed Independent Registered Public Accountant

On April 12, 2017, the Audit Committee and Board of Directors of the Company approved the appointment of Squar Milner LLP (“Squar Milner”) to serve as the Company’s independent registered public accounting firm for the quarter ending March 31, 2017 and the year ending June 30, 2017. The effective date of Squar Milner’s appointment as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017 is April 12, 2017. During the fiscal years ended June 30, 2016 and 2015, and the subsequent interim period through April 12, 2017, neither the Company, nor anyone acting on the Company’s behalf, has consulted with Squar Milner regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, in any case where either a written report or oral advice was provided to the Company by Squar Milner that Squar Milner concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Kabani & Company, Inc. addressed to the US Securities and Exchange Commission dated April 12, 2017.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date: April 13, 2017	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date: April 13, 2017	/s/ Roger K. Almond
Chief Financial Officer